Exhibit 99.1

Cenntro Electric Group Limited Receives Australian Court Order to Convene Scheme Meeting

Scheme Booklet Registered with Australian Securities and Investments Commission (ASIC)

Scheme Meeting to be Held January 24, 2024 at 4:00pm EST

FREEHOLD, N.J. – December 14, 2023 – Cenntro Electric Group Limited (NASDAQ: CENN) (“Cenntro” or “the Company”), a leading EV technology company with advanced, market-validated electric commercial vehicles, today announced that on 14 December 2023 (Australian Eastern time ("AET")) the Supreme Court of New South Wales, Australia ("Court") made the following orders in relation to the proposed scheme of arrangement to be undertaken in accordance with the requirements of the Australian Corporations Act 2001 (Cth) in relation to which Cenntro will re-domicile from Australia to the United States (“Scheme”), and under which Cenntro will become a wholly owned subsidiary of Cenntro Inc. (“HoldCo”), a new U.S. company incorporated in accordance with the laws of Nevada for the purpose of effecting the Cenntro group's re-domiciliation to the U.S:

(a)	that Cenntro convenes and holds a meeting of its ordinary shareholders to consider and vote on the Scheme ("Scheme Meeting"); and
(b)
that the explanatory statement providing information about the Scheme, including the notice convening the Scheme Meeting ("Scheme Booklet"), be approved for distribution to ordinary shareholders of Cenntro ("Cenntro Shareholders").

Details of Scheme Meeting

The Scheme Meeting will be held at 4.00pm (Eastern Standard Time ("EST")) on Wednesday, January 24, 2024 (being 5.00am (China Standard Time) ("CST") on Thursday, January 25, 2024 and 8.00am (AET) on Thursday, January 25, 2024) at the offices of Cenntro at 323A Fairfield Road, Unit 10, Freehold, New Jersey, 07728 and online at www.virtualshareholdermeeting.com/CENN2023SM.

Cenntro Shareholders will be entitled to attend and vote at the Scheme Meeting if they are registered as a Cenntro Shareholder as at 3.00am (EST) on Tuesday, January 23, 2024 (being 4.00pm (CST) on Tuesday, January 23, 2024 and 7.00pm (AET) on Tuesday, January 23, 2024), subject to any applicable voting exclusion set out in the notice of scheme meeting which accompanies the Scheme Booklet.

All Cenntro Shareholders are encouraged to vote at the Scheme Meeting in person, online or by attorney or corporate representative, or alternatively by completing and ensuring the proxy form accompanying the Scheme Booklet is received before 4.00pm (EST) on Monday, January 22, 2024 at 4:00pm (EST) (being 5.00am (CST) on Tuesday, January 23, 2024 and 8.00am (AET) on Tuesday, January 23, 2024), being 48 hours before the Scheme Meeting.

Scheme Booklet

Cenntro confirms that the Scheme Booklet was registered with the Australian Securities and Investments Commission on 14 December 2023 (AET). A copy of the Scheme Booklet is attached as Annexure A to this announcement and will be made available online at www.cenntroauto.com. A copy of the proxy form that will be sent to Cenntro shareholders is attached as Annexure B to the 8-K filing.

Exhibit 99.1

The Scheme Booklet will be sent to Cenntro Shareholders who have requested a hard copy on or before Friday, 15 December 2023 (EST).

Shareholders who have elected to receive shareholder communications electronically will receive an email containing a link to an online portal where they can access the Scheme Booklet and a personalized proxy form. Shareholders who have elected to receive shareholder communications by post will receive a printed copy of the Scheme Booklet and a personalized proxy form. Shareholders who have not made an election regarding how they wish to receive shareholder communications will receive by post a notice card containing a link to an online portal where they can access the Scheme Booklet and a printed personalized proxy form.

Cenntro Shareholders should read the Scheme Booklet in its entirety before making a decision on whether or not to vote in favor of the Scheme.

Independent Expert's Report

The Scheme Booklet includes a copy of the independent expert’s report prepared by engaged Lonergan Edwards & Associates Limited ("Independent Expert"). The Independent Expert has concluded that the Scheme is in the best interests of Cenntro Shareholders, in the absence of a superior proposal. The Independent Expert’s conclusion should be read in context with the full Independent Expert’s report and the Scheme Booklet.

Cenntro board recommendation

The board of directors of Cenntro unanimously recommends that Cenntro Shareholders vote in favor of the Scheme, and each director of the Company intends to vote all of their Shares in favor of the Scheme, in each case, in the absence of a superior proposal and subject to the Independent Expert continuing to conclude that the Scheme is in the best interests of Cenntro Shareholders.

Notice regarding Second Court Hearing to approve the Scheme

On the basis that the resolution to approve the Scheme is passed by Cenntro Shareholders at the Scheme Meeting, the date of the hearing of the application to the Court to approve the Scheme is scheduled for 9.15am (AET) on Thursday, February 1, 2024 ("Second Court Hearing").

The Second Court Hearing will be held in the Supreme Court of New South Wales, Australia at Queens Square, 184 Phillip Street, Sydney, New South Wales, Australia 2000. For further information about how to attend the hearing please refer to the Court's website at https://www.supremecourt.nsw.gov.au/.

A Cenntro Shareholder has the right to appear and be heard at the Second Court Hearing and may oppose the approval of the Scheme at the Second Court Hearing. If you wish to oppose approval of the Scheme by the Court at the Second Court Hearing, you must file with the Court, and serve on the Company, a notice of appearance, in the prescribed form, together with any affidavit on which you wish to rely at the hearing. The notice of appearance and affidavit must be served on the Company at its address for service at least one day before the date of the Second Court Hearing.

The address for service is: c/o MinterEllison, Level 40, Governor Macquarie Tower, 1 Farrer Place, Sydney NSW 2000, Attention: Anthony Sommer, MinterEllison, Tel: (02) 9921 4182. The notice of appearance and affidavit must also be sent by email to anthony.sommer@minterellison.com.

Exhibit 99.1

Further information

If you have any questions in relation to this Scheme Booklet or the Scheme, you should call the Shareholder information line on 1300 918 436 (within Australia), +1 866 682 6148 (within the U.S. Toll Free), +1 781 896 1223 (outside the U.S.) or +61 3 9415 4322 (outside Australia) Monday to Friday between 8:30am to 5:00pm (AEDT) and 9:00am to 5:00pm (EST).

About Cenntro Electric Group Ltd.

Cenntro Electric Group Ltd. (or "Cenntro") (NASDAQ: CENN) is a leading designer and manufacturer of electric commercial vehicles. Cenntro's purpose-built ECVs are designed to serve a variety of organizations in support of city services, last-mile delivery, and other commercial applications. Cenntro plans to lead the transformation in the automotive industry through scalable, decentralized production, and smart driving solutions empowered by the Cenntro iChassis. For more information, please visit Cenntro's website at: www.cenntroauto.com.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. Such statements may be, but need not be, identified by words such as "may,'' "believe,'' "anticipate,'' "could,'' "should,'' "intend,'' "plan,'' "will,'' "aim(s),'' "can,'' "would,'' "expect(s),'' "estimate(s),''"project(s),'' "forecast(s)'', "positioned,'' "approximately,'' "potential,'' "goal,'' "strategy,'' "outlook'' and similar expressions. Examples of forward-looking statements include, among other things, statements regarding assembly and distribution capabilities, decentralized production, and fully digitalized autonomous driving solutions. All such forward-looking statements are based on management's current beliefs, expectations and assumptions, and  are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed or implied in this communication. For additional risks and uncertainties that could impact Cenntro’s forward-looking statements, please see disclosures contained in Cenntro's public filings with the SEC, including the "Risk Factors" in Cenntro's Annual Report on Form 10K/A filed with the Securities and Exchange Commission on July 6, 2023 and which may be viewed at www.sec.gov.

Contacts:
Investor Relations Contact:
Chris Tyson
MZ North America
CENN@mzgroup.us
949-491-8235

Company Contact:
PR@cenntroauto.com
IR@cenntroauto.com